FORM 8-K                                                  Page 1 of 2








                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549



                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 29, 1999

                     Rollins Truck Leasing Corp.
       (Exact name of registrant as specified in its charter)




       Delaware                 1-5728            51-0074022
(State or other jurisdiction  (Commission     (IRS Employer
     of incorporation)        File number)   Identification No.)



One Rollins Plaza, Wilmington, Delaware                  19803
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (302) 426-2700

Item 5.   Other Events.

     On July 29, 1999, Klaus M. Belohoubek, Esquire was appointed to the position of Vice President - General Counsel and Secretary.
Michael B. Kinnard, Esquire, formerly Vice President - General Counsel and Secretary, has resigned to accept the positions of President and Chief Operating Officer of Matlack Systems, Inc.

     Mr. Belohoubek is a native of Princeton, New Jersey and an alumnus of Rutgers Law School (Newark). He has represented the Company in various capacities since 1990, most recently as its Assistant General Counsel. Prior to that time, he was in private practice in Philadelphia, Pennsylvania with the law firms of Dechert, Price & Rhoads and Montgomery, McCracken, Walker & Rhoads.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Rollins Truck Leasing Corp.



DATE:   August 2, 1999        BY:  /s/ Patrick J. Bagley
                                   Patrick J. Bagley
                                   Vice President-Finance and Treasurer